SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): March 4, 2011

Consumer Products Services Group, Inc.
 (Exact Name Of Registrant As Specified In Charter)

Delaware	333-156154	98-0593668
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

10 Grand Blvd.
Deer Park, NY 11729
(Current Address of Principal Executive Offices)

631-492-2500
 (Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01         Entry into a Material Definitive Agreement

Section 8 - Other Events.

Item 8.01         Other Events.

On March 9, 2011, the Company received a summons notifying it that an involuntary petition under Title 11 of the United States Code was filed against the Company in the United States Bankruptcy Court of the Eastern District of New York.   The Company has 21 days to respond to the petition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2011	CONSUMER PRODUCTS SERVICES GROUP, INC.

	By:	/s/ Darren A. Krantz
Name: Darren A. Krantz
Title: President and Director
(Principal Executive Officer)